Exhibit 10.37


THIRD AMENDMENT TO CREDIT AGREEMENT

              THIS  THIRD   AMENDMENT  TO  CREDIT
AGREEMENT  (the  "Amendment"),  dated  as of July
31,  1997,  is among CRAIN  INDUSTRIES,  INC.,  a
Delaware  corporation  ("Borrower"),  each of the
banks or other lending  institutions  which is or
may  from  time  to  time   become  a   signatory
thereto  or  any  successor  or  assign   thereof
(individually,  a "Bank" and,  collectively,  the
"Banks"),    TEXAS    COMMERCE    BANK   NATIONAL
ASSOCIATION,  a national banking association,  as
an  issuing  bank  (in  such  capacity,  together
with its  successors,  any other  Banks or any of
their  respective   Affiliates   acting  in  such
capacity,    an    "Issuing    Bank")    and   as
administrative  agent  for  itself,  the  Issuing
Banks and the other Banks (in such capacity, together with its successors in such capacity, the "Agent").

RECITALS:

              A.    Borrower,   the  Agent,   the
Issuing  Banks and the Banks  have  entered  into
that  certain  Credit   Agreement   dated  as  of
August  29,  1995,  as  amended  by that  certain
First Amendment to Credit Agreement dated as of March 22, 1996 (such Credit Agreement, as the same has been and may be amended or modified from time to time, is hereinafter referred to as the "Agreement").

              B.    Borrower,   the  Agent,   the
Issuing Banks and the Banks now desire to enter into this Amendment to amend certain financial covenants and as otherwise herein set forth.

                    NOW,      THEREFORE,       in
consideration  of the premises  herein  contained
and other good and  valuable  consideration,  the
receipt  and  sufficiency  of  which  are  hereby
acknowledged,   the  parties   hereto   agree  as
follows:

ARTICLE I

Definitions

              Section      1.1.      Definitions.
Capitalized  terms used in the Amendment,  to the
extent not otherwise  defined herein,  shall have
the   same   meanings   as  set   forth   in  the
Agreement, as amended hereby.

ARTICLE II

Amendments

              Section   2.1.    Amendment   to
Definition of Consolidated  EBITDA.  Effective as
of   the   date   hereof,   the   definition   of
"Consolidated EBITDA" appearing in Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:

                     "Consolidated"      "EBITDA"
              means for any period,  with respect
              to  any  Person,  Consolidated  Net
              Income  of  such  Person  for  such
              period     (A)    plus,     without
              duplication   and  to  the   extent
              reflected   as  a  charge   in  the
              statement of such  Consolidated Net
              Income for such period,  the sum of
              (i) total income and  franchise tax
              expenses, (ii) interest expense,
              amortization  or  writeoff  of debt
              discount  and debt  issuance  costs
              and  commissions  and discounts and
              other fees and  charges  associated
              with Debt,  (iii)  depreciation and
              amortization      expense,     (iv)
              amortization     of     intangibles
              (including,  but  not  limited  to,
              goodwill  and  organization   costs
              including,   with  respect  to  the
              Borrower,   costs  associated  with
              the    Acquisition),    (v)   other
              non-cash     charges     (including
              non-cash      currency     exchange
              losses),   (vi)  any  extraordinary
              and unusual  losses  (including (1)
              costs expensed  during fiscal years
              ending   December   31,   1997  and
              December  31,  1998 in  association
              with      plant      consolidations
              (including   but  not   limited  to
              costs    associated    with   plant
              shutdowns,  severance,  relocations
              and costs  related  to the start up
              of   processes   required   by  new
              facilities   to  reach   productive
              capacity),  in an aggregate  amount
              not to exceed  $1,000,000,  and (2)
              losses  on  sales of  assets  other
              than    inventory   sold   in   the
              ordinary  course of  business)  and
              (B) minus,  without duplication and
              to  the  extent   reflected   as  a
              credit or gain in the  statement of
              such  Consolidated  Net  Income for
              such  period,  the  sum of (i)  any
              extraordinary   and  unusual  gains
              (including  gains  on the  sale  of
              assets,  other than  inventory sold
              in   the    ordinary    course   of
              business)  and (ii) other  non-cash
              credits    or   gains    (including
              non-cash currency exchange gains).

              Section  2.2.   Interest   Coverage
                    Ratio.  Effective  as of  the
                    date  hereof,   Section  11.1
                    of the
       Agreement  is  hereby  amended  to read in
                    its entirety as follows:

                      Section    11.1    Interest
              Coverage  Ratio.  The Borrower will
              not  permit its  Interest  Coverage
              Ratio,     calculated     quarterly
              (beginning  December  31, 1995) for
              the   four   fiscal   quarters   of
              Borrower  ending as of the last day
              of each  fiscal  quarter  set forth
              below,  to be less  than the  ratio
              set  forth   opposite  such  fiscal
              quarter  below.  For  the  purposes
              of    determining    the   Interest
              Coverage  Ratio  for the  first two
              fiscal    quarters    of   Borrower
              following    the   Closing    Date,
              Consolidated  EBITDA for the fiscal
              quarters   ending   June  1995  and
              September  1995  shall be deemed to
              be   $6,300,000   for   each   such
              quarter.   The  Interest   Coverage
              Ratio for the four quarters  ending
              in    December    1995   shall   be
              calculated  using  (i)  the  deemed
              amounts of Consolidated  EBITDA for
              the  quarters  ending June 1995 and
              September   1995  and  the   actual
              amount of  Consolidated  EBITDA for
              the   fiscal   quarter   ending  in
              December  1995  multiplied  by two,
              and  (ii)  the  actual   annualized
              amount of Interest  Expense for the
              quarter or quarters then ended.

              Fiscal Quarter        Interest Coverage Ratio

              Quarter ending December 31, 1995 and
              each quarter ending in 1996                     1.40 to 1.00


              Quarters ending March 31, 1997 and
              June 30, 1997                                   1.60 to 1.00


              Quarters ending September 30, 1997
              and December 31, 1998                           1.50 to 1.00

              Quarters ending March 31, 1998 and
              June 30, 1998                                   1.60 to 1.00

              Quarters ending September 30, 1998
              and December 31, 1998                           1.65 to 1.00


              Quarters ending in 1999 and
              thereafter                                      1.75 to 1.00


ARTICLE III

Conditions Precedent

              Section  3.1.   Conditions.   The  effectiveness
of this Amendment is subject to the satisfaction of the following conditions precedent:

                    (a)    The  Agent   shall  have   received
                           evidence,    which    may    be   a
                           certificate    of   an    executive
                           officer of Borrower,  that Borrower
                           has  received  from  Hicks,   Muse,
                           Tate  &  Furst  Incorporated  or an
                           affiliate    thereof    an   equity
                           contribution  in an amount not less
                           than $10,000,000.

                    (b)    The  representations and warranties
                           contained  herein  and in all other
                           Loan Documents,  as amended hereby,
                           shall  be true  and  correct  as of
                           the date  hereof  as if made on the
                           date   hereof,   except  for  those
                           representations    and   warranties
                           that  are  expressly  made  as of a
                           specific date.

                    (c) No  Default  shall have  occurred  and
                          be continuing.

ARTICLE IV

Ratifications, Representations and Warranties

              Section  4.1.   Ratifications.   The
terms and  provisions  set forth in this Amendment
shall  modify  and  supersede   all   inconsistent
terms and  provisions  set forth in the  Agreement
and except as expressly  modified  and  superseded
by the  Amendment,  the  terms and  provisions  of
the  Agreement  and the other Loan  Documents  are
ratified  and  confirmed  and  shall  continue  in
full force and effect.  Borrower,  the Agent,  the
Banks  and  the  Issuing   Banks  agree  that  the
Agreement  as  amended  hereby  and the other Loan
Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

              Section  4.2   Representations   and
Warranties.   Borrower   hereby   represents   and
warrants  to the Agent,  the Banks and the Issuing
Banks  that  (i)  the   execution,   delivery  and
performance  of  this  Amendment  and  any and all
other Loan  Documents  executed  and/or  delivered
in  connection  herewith  have been  authorized by
all  requisite  corporate  action  on the  part of
the  Borrower  and will not violate  the  articles
of incorporation  or bylaws of the Borrower,  (ii)
the  representations  and warranties  contained in
the  agreement,  as  amended  hereby,  and in each
other Loan  Document  are true and  correct on and
as of the date  hereof  as  though  made on and as
of  the  date   hereof,   (iii)  no  Default   has
occurred and is  continuing,  and (iv) Borrower is
in  full   compliance   with  all   covenants  and
agreements contained in the Agreement as amended hereby and the other Loan Documents to which it is a party.

ARTICLE V

Miscellaneous

              Section     5.1     Survival     of
Representations      and     Warranties.      All
representations   and  warranties  made  in  this
Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan
Documents, and no investigation by the Agent, any Bank, any Issuing Bank or any closing shall affect the representations and warranties or the right of the Agent, the Banks and the Issuing Banks to rely upon them.

              Section    5.2     Reference     to
Agreement.    Each   of   the   Loan   Documents,
including  the  Agreement  and any and all  other
agreements,  documents,  or  instruments  now  or
hereafter  executed  and  delivered  pursuant  to
the  terms  hereof  or  pursuant  to the terms of
the  Agreement  as  amended  hereby,  are  hereby
amended  so  that  any  reference  in  such  Loan
documents   to  the   Agreement   shall   mean  a
reference to the Agreement as amended hereby.

              Section   5.3   Expenses   of   the
Agent.  As  provided in the  Agreement,  Borrower
agrees  to pay on  demand  all  reasonable  costs
and   expenses   incurred   by   the   Agent   in
connection  with  the  preparation,  negotiation,
and  executive  of this  Amendment  and the other
Loan Documents  executed  pursuant hereto and any
and   all    amendments,    modifications,    and
supplements     thereto,     including    without
limitation the costs and  reasonable  fees of the
Agent's   legal   counsel,   and  all  costs  and
expenses  incurred  by the  Agent,  the Banks and
the  Issuing   Banks  in   connection   with  the
enforcement or preservation of any rights under the Agreement, as amended hereby, or any other
Loan Document, including without limitation the costs and reasonable fees of legal counsel for the Agent and the Issuing Banks and at any time following and during the continuance of the Event of Default, of one legal counsel to each Bank.

              Section   5.4   Severability.   Any
provision  of this  Amendment  held by a court of
competent   jurisdiction   to   be   invalid   or
unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

              SECTION   5.5.    APPLICABLE   LAW.
THIS  AMENDMENT  AND  ALL  OTHER  LOAN  DOCUMENTS
EXECUTED  PURSUANT  HERETO  SHALL  BE  DEEMED  TO
HAVE BEEN MADE AND TO BE  PERFORMABLE  IN DALLAS,
DALLAS  COUNTY,  TEXAS AND SHALL BE  GOVERNED  BY
AND  CONSTRUED  IN  ACCORDANCE  WITH  THE LAWS OF
THE STATE OF TEXAS.

              Section   5.6.    Successors    and
Assigns.  This  Amendment  is  binding  upon  and
shall  inure to the  benefit  of the  Agent,  the
Banks,  the Issuing  Banks and Borrower and their
respective   successors   and   assigns,   except
Borrower  may not assign or  transfer  any of its
rights  or  obligations   hereunder  without  the
prior written consent of the Agent and all of the Banks.

              Section  5.7.   Counterparts.   The
Amendment   may  be   executed  in  one  or  more
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

              Section  5.8.   Effect  of  Waiver.
No  consent or waiver,  express  or  implied,  by
the Agent  and/or  any of the Banks to or for any
breach  of  or  deviation   from  any   covenant,
condition or duty by


Borrower or any obligated party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

              Section    5.9.    Headings.    The
headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

              Section    5.10.    ENTIRE
AGREEMENT.   THIS   AMENDMENT   AND  ALL
OTHER    INSTRUMENTS,    DOCUMENTS   AND
AGREEMENTS  EXECUTED  AND  DELIVERED  IN
CONNECTION  WITH THIS  AMENDMENT  EMBODY
THE FINAL,  ENTIRE  AGREEMENT  AMONG THE
PARTIES  HERETO  AND  SUPERSEDE  ANY AND
ALL  PRIOR   COMMITMENTS,   AGREEEMENTS,
REPRESENTATIONS    AND   UNDERSTANDINGS.
WHETHER  WRITTEN  OR ORAL,  RELATING  TO
THIS   AMENDMENT,   AND   MAY   NOT   BE
CONTRADICTED  OR VARIED BY  EVIDENCE  OF
PRIOR,   CONTEMPORANEOUS  OR  SUBSEQUENT
ORAL  AGREEMENTS OR  DISCUSSIONS  OF THE
PARTIES   HERETO.   THERE  ARE  NO  ORAL
AGREEMENTS AMONG THE PARTIES HERETO.

Executed as of the date first written above.

BORROWER:

CRAIN INDUSTRIES, INC.


By:          /s/DAVID SINDELAR
    Name:     David Sindelar
    Title:    Senior Vice President


AGENT, ISSUING BANK AND BANKS:
TEXAS COMMERCE BANK NATIONAL
ASSOCIATION, as Agent, as Issuing Bank
and as a Bank


By:        /s/MICHAEL LISTER
   Name:    Michael Lister
   Title:   Vice President



WELLS FARGO BANK, NATIONAL
ASSOCIATION (formerly First Interstate
Bank of California)

By:        /s/CHARLES C. WARNER
     Name:    Charles C. Warner
     Title:   Vice President


NBD BANK


By:        /s/WILLIAM MCCAFFREY
     Name:    William McCaffrey
     Title:   Vice President


NATIONSBANK OF TEXAS, N.A.


By:         /s/SUZANNE SMITH
      Name:   Suzanne Smith
      Title:  Vice President


HELLER FINANCIAL, INC.

By:        /s/ELLEN COOK
     Name:    Ellen Cook
     Title:   Assistant Vice President


THE BANK OF NEW YORK

By:       /s/R. WES TOWNS
     Name:    R. Wes Towns
     Title:     Vice President

SOCIETE GENERALE, SOUTHWEST AGENCY

By:         /s/CHRISTOPHER SPELTZ
     Name:    Christopher Speltz
     Title:      Vice President

              The undersigned Guarantor hereby consents and agrees to this Amendment and agrees that the Subsidiary Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.

GUARANTOR:

CRAIN AERO, INC.


By:        /s/DAVID SINDELAR
     Name:  David Sindelar
     Title: Senior Vice President